Significant Accounting Policies (Policies)	12 Months Ended
Jun. 30, 2022
Corporate Information And Statement Of IFRS Compliance [Abstract]
Statement of Compliance	Statement of ComplianceThe consolidated financial statements of the Group have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”).The consolidated financial statements were authorised for issue by the Board on 31 October 2022.
Basis of Preparation	Basis of Preparation
The consolidated financial statements have been prepared on a historical cost basis, except where IFRS requires or permits fair value measurement.
The principal accounting policies adopted by the Group in the preparation of the consolidated financial statements are set out below.

Amendments to fiscal 2021 and 2020 comparative statements	Amendments to fiscal 2021 and 2020 comparative statements
Measurement period adjustments
During the reporting period, the acquisition accounting of both Five and Levvel was finalised during the measurement period. The comparative balance sheet as of 30 June 2021 has been revised to include the impact to the provisional amounts recognised. The following table described the impact on the fiscal 2021 reported financial statements:

		Adjustments
	2021 £’000 as reported	Five £’000	Levvel £’000	2021 £’000 as restated
Goodwill	124,417	(371)	2,096	126,142
Intangible assets	69,550	428	(2,096)	67,882
Trade and other payables	78,634	(106)	—	78,528
Deferred consideration	624	49	—	673
Deferred tax liabilities	10,010	114	—	10,124
For more details related to the measurement period adjustments, please refer to note 15.
Restatement of capitalisation of costs incurred in the implementation and enhancement of business systems built upon public cloud "software as a service" ("SaaS")
In April 2021, IFRIC issued an agenda decision on configuration and customisation costs in a cloud-computing arrangement relating to IAS 38 "Intangible Assets". In response, the Group's accounting policy on intangible assets has been updated, specifically to expense costs incurred in the implementation of business systems built upon software that is contracted on a SaaS basis and hosted in a public cloud where these do not give rise to an identifiable intangible asset that the Group controls. In limited circumstances, configuration and customisation costs may give rise to an identifiable intangible asset, for example, when code is created that is controlled by the entity.
This change in accounting policy is applied retrospectively. The Group's most significant configuration and customisation costs were incurred in the fiscal years 2017 to 2020, when Oracle ERP system was implemented. The following tables set out the impact of this accounting policy change on the comparative periods.
Consolidated statement of comprehensive income and EPS

30 June 2021	£’000 as reported	£’000 Adjustments	£’000 as restated
Allocated cost of sales	(20,758)	346	(20,412)
Total cost of sales	(292,465)	346	(292,119)
Gross profit	153,833	346	154,179
Selling, general and administrative expenses	(90,290)	(333)	(90,623)
Operating profit	63,539	13	63,552
Profit before tax	54,355	13	54,368
Tax on profit on ordinary activities	(10,914)	(4)	(10,918)
Profit for the year and profit attributable to the equity holders of the Company	43,441	9	43,450

Basic EPS	£0.79	£—	£0.79
Diluted EPS	£0.76	£—	£0.76

30 June 2020	£’000 as reported	£’000 Adjustments	£’000 as restated
Allocated cost of sales	(17,447)	239	(17,208)
Total cost of sales	(250,799)	239	(250,560)
Gross profit	100,151	239	100,390
Selling, general and administrative expenses	(75,110)	(2,131)	(77,241)
Operating profit	21,872	(1,892)	19,980
Profit before tax	25,256	(1,892)	23,364
Tax on profit on ordinary activities	(3,846)	473	(3,373)
Profit for the year and profit attributable to the equity holders of the Company	21,410	(1,419)	19,991

Basic EPS	£0.40	£(0.03)	£0.37
Diluted EPS	£0.38	£(0.02)	£0.36
Consolidated balance sheet

30 June 2021	£’000 as reported	£’000 Adjustments	£’000 as restated
Intangible assets	69,550	(5,626)	63,924
Deferred tax assets	18,674	1,406	20,080
Retained earnings	283,059	(4,220)	278,839

30 June 2020	£’000 as reported	£’000 Adjustments	£’000 as restated
Intangible assets	38,751	(5,639)	33,112
Deferred tax assets	13,340	1,410	14,750
Retained earnings	214,638	(4,229)	210,409

30 June 2019	£’000 as reported	£’000 Adjustments	£’000 as restated
Intangible assets	28,910	(3,747)	25,163
Deferred tax assets	9,550	937	10,487
Retained earnings	146,963	(2,810)	144,153
Consolidated statement of cash flows

30 June 2021	£’000 as reported	£’000 Adjustments	£’000 as restated
Operating activities
Profit for the year	43,441	9	43,450
Income tax charge	10,914	4	10,918
Non-cash adjustments	55,547	(697)	54,850
Net cash from operating activities	88,352	(684)	87,668

Investing activities
Purchase of non-current assets (tangibles and intangibles)	(6,113)	684	(5,429)
Net cash used in investing activities	(107,094)	684	(106,410)

30 June 2020	£’000 as reported	£’000 Adjustments	£’000 as restated
Operating activities
Profit for the year	21,410	(1,419)	19,991
Income tax charge	3,846	(473)	3,373
Non-cash adjustments	28,622	(474)	28,148
Net cash from operating activities	40,243	(2,366)	37,877

Investing activities
Purchase of non-current assets (tangibles and intangibles)	(9,880)	2,366	(7,514)
Net cash used in investing activities	(29,748)	2,366	(27,382)
The overall impact on the comparative financial statements for the year ended 30 June 2021 is the sum of the measurement period adjustments and the impact of the change in accounting policy.
Functional and Presentation Currency	Functional and Presentation CurrencyThe consolidated financial statements are presented in British Pound Sterling (“Sterling”), which is the Company’s functional currency. All financial information presented in Sterling has been rounded to the nearest thousand, except when otherwise indicated.
Cost of Sales	Cost of SalesThe Group divides cost of sales into two categories: direct cost of sales and allocated cost of sales. Direct cost of sales consists primarily of personnel costs, including salary, bonuses, share-based compensation, benefits and travel expenses for the Group’s employees directly involved in delivery of the Group’s services, as well as software licenses and other costs that relate directly to the delivery of services. Allocated cost of sales consists of the portion of depreciation and amortisation expense and property costs related to delivery of the Group’s services.
Use of Estimates and Judgements	Use of Estimates and Judgments
The preparation of consolidated financial statements in conformity with IFRS requires management to make judgments, estimates and assumptions that affect the application of accounting policies and the reported amounts for assets, liabilities, income and expenses. Actual result may differ from these estimates.
Estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognised in the period in which the estimates are revised and in any future periods affected.
The key areas involving estimates and judgments that have the most significant effect on the amounts recognised in the Consolidated Financial Statements, are as follows:

Business Combinations
Business Combinations
Business acquisitions are accounted for using the acquisition method. The results of businesses acquired in a business combination are included in our consolidated financial statements from the date of the acquisition. Purchase accounting results in assets and liabilities of an acquired business being recorded at their estimated fair values on the acquisition date. Any excess consideration over the fair value of assets acquired and liabilities assumed is recognised as goodwill.
We perform valuations of assets acquired and liabilities assumed on each acquisition accounted for as a business combination and allocate the purchase price to the tangible and intangible assets acquired and liabilities assumed based on our best estimate of fair value. In making these determinations, we are required to make estimates and assumptions that affect the recorded amounts, including future revenue growth, client attrition rates, and discount rates impacting the valuation of client relationship intangible assets. To assist us in making these fair value determinations, we may engage third party valuation specialists.
We determine the appropriate useful life of intangible assets by performing an analysis of cash flows based on historical experience of the acquired businesses. Intangible assets are amortised over their estimated useful lives based on the pattern in which the economic benefits associated with the asset are expected to be consumed, which to date has approximated the straight-line method of amortisation.
If the initial accounting for the business combination has not been completed by the end of the reporting period in which the business combination occurs, provisional amounts are reported to present information about facts and circumstances that existed as of the acquisition date. Once the measurement period ends, which in no case extends beyond one year from the acquisition date, revisions to the accounting for the business combination shall be accounted for in accordance with IAS 8 Accounting Policies, Changes in Accounting Estimates and Errors.
The key assumptions determined at acquisition date concerning the future and other key sources of estimation uncertainty, that have a significant risk of causing a material adjustment to the fair value amounts at acquisition of assets and liabilities, are revenue growth rate, client attrition rate and discount rate. The Group based its assumptions and estimates on parameters available at the acquisition date.

Further detailed information in relation to business combinations is included in note 15 to the financial statements.

Recoverability of trade and other receivables
Recoverability of trade and other receivables
The Group initially recognises trade and other receivables at fair value, which is usually the original invoiced amount. They are subsequently carried at amortised cost using the effective interest method. The carrying amount of these balances approximates to fair value due to the short maturity of amounts receivable. Trade receivables are non-interest bearing and are generally on 30 to 90 day terms depending on the geographical territory in which sales are generated. The Group is aware that certain debts due to the Group may not be paid through the default of a small number of our customers. Accordingly, we recognise an expected credit loss allowance, which is deducted from the gross carrying amount of the receivable. The allowance is calculated by reference to credit losses expected to be incurred over the lifetime of the receivable. In estimating a loss allowance the Group considers historical experience and a forward-looking informed credit assessment relating to customer specific trends and conditions alongside other factors such as the current state of the economy and particular industry issues. The Group considers reasonable and supportable information that is relevant and available without undue cost or effort. Certain balances, where there was an objective evidence of credit impairment, have been provided for on an individual basis. The amount of expected credit losses is particularly sensitive to changes in circumstances and the assessment of the expected recoverability of specific credit impaired receivables. Significant changes in these assumptions could result in material changes in our estimate.
Going concern	Going concern
In accordance with IAS 1 ‘Presentation of financial statements’, and revised FRC guidance on ‘risk management, internal control and related financial and business reporting’, the Directors have considered the funding and liquidity position of the Group and have assessed the Group’s ability to continue as a going concern for the foreseeable future. In doing so, the Directors have reviewed the Group’s budget and forecasts, and have taken into account all available information about the future for a period of at least, but not limited to, 12 months from the date of approval of these financial statements.
The Group meets its day-to-day working capital requirements and medium-term funding requirements through its trading cash flows. At 30 June 2022, the Group had net assets of £432.7 million and net current assets of £199.8 million, of which £162.8 million was cash and cash equivalents. In addition, the Group has a currently unused revolving credit facility (RCF) of £200 million.
Endava has proven resilient to the COVID-19 impact in the marketplace, with constant currency revenue growth in the financial years ending 30 June 2020, 2021 and 2022 of 21.0%, 29.6% and 47.6% respectively. Two and a half years after the outbreak of COVID, Endava still sees strong demand for our digital transformation services.
The Directors have considered the business activities and the Group’s principal risks and uncertainties in the context of the current operating environment. This includes the associated risks with doing business in an environment with inflationary pressures and risk of recession increasing in certain markets, and the geo-political climate including the ongoing conflict in Ukraine, to which Endava has no direct exposure. The Directors have reviewed liquidity and modelled cash flow projections to produce a baseline forecast scenario.

The Directors have also considered sensitivities in respect of potential downside scenarios over and above the baseline scenario, and the mitigating actions available in concluding that the Group is able to continue in operation for a period of at least 12 months from the date of approval of these financial statements. The specific scenarios modelled include a downside scenario with a recession weakening the demand from January 2023 leading to stalling of sequential revenue growth for three quarters, and a severe but plausible downside scenario with a more significant recession impact leading to stalling/ severe impact on sequential revenue growth for five quarters, followed by a gradual recovery.

In the downside scenario, revenue over the forecast period is 9% lower than the baseline scenario, with some short-term cost mitigation associated with slower net hiring assumed during the three quarters of stalled revenue growth compared to the baseline scenario. The closing cash balance at the end of the forecast period is £55 million lower than the baseline scenario, but remains positive throughout the forecast period, and no draw-down from the RCF would be required.

In the severe but plausible downside scenario, revenue over the forecast period is 20% lower than the baseline scenario, and cost mitigation measures in the form of reduced hiring are assumed over the three quarters of declining and stalled revenue growth. The closing cash balance at the end of the forecast period is £103 million lower than the baseline scenario, but remains positive throughout the forecast period, and no draw-down from the RCF would be required.

Throughout each of the scenarios considered, the Group’s cash position continues to remain strong throughout the forecast period. As noted above, the Group has an unused RCF of £200 million, funded by a group of banks. On the basis of the Group’s existing cash reserves and projections, the Directors do not expect to need to draw down on the RCF in the foreseeable future, even in the most stressed scenario considered.

As a result, given the strength of the underlying business performance, the level of cash in the business, the proven resilience of services during COVID-19 period, and ability to manage the cost base as required, the Directors support the continued going concern assumption. The Directors remain vigilant and ready to implement mitigation action in the event of a downturn in demand or an impact on operations.
The Directors are also not aware of any significant matters that occur outside the going concern period that could reasonably possibly impact the going concern conclusion. Having considered the outcome of these assessments, the Directors consider that the Group has adequate resources to continue in operation for the foreseeable future, being at least 12 months from the date of approval of these financial statements, and accordingly continue to adopt the going concern basis in preparing the financial statements.
Basis of consolidation	Basis of consolidation
The consolidated financial statements incorporate the financial statements of the Group and entities controlled by the Group made up to 30 June each year.
(i)    Business combinations
Business acquisitions are accounted for using the acquisition method. The results of businesses acquired in a business combination are included in the consolidated financial statements from the date of the acquisition. Purchase accounting results in assets and liabilities of an acquired business being recorded at their estimated fair values on the acquisition date. Any excess consideration over the fair value of assets acquired and liabilities assumed is recognised as goodwill.
The Group performs valuations of assets acquired and liabilities assumed on each acquisition accounted for as a business combination and allocates the purchase price to the tangible and intangible assets acquired and liabilities assumed based on management’s best estimate of fair value. The Group determines the appropriate useful life of intangible assets by performing an analysis of cash flows based on historical experience of the acquired businesses. Intangible assets are amortised over their estimated useful lives based on the pattern in which the economic benefits associated with the asset are expected to be consumed, which to date has approximated the straight-line method of amortisation.
Any contingent consideration payable is measured at fair value at the acquisition date. If the contingent consideration is classified as equity, it is not re-measured and settlement is accounted for within equity. Otherwise, subsequent changes in the fair value of contingent consideration are recognised in statement of comprehensive income.
Transaction costs associated with business combinations are expensed as incurred and are included in selling, general and administrative expenses.
(ii)    Subsidiaries
Subsidiaries are entities controlled by the Company. The financial statements of subsidiaries are included in the consolidated financial statements from the date that control commences until the date that control ceases.
(iii)    Transactions eliminated on consolidation
All transactions and balances between Group Entities are eliminated on consolidation, including unrealised gains and losses on transactions between Group Entities.
Foreign Currency	Foreign Currency
(i)    Foreign currency balances and transactions
Foreign currency transactions are translated into the functional currency of the applicable Group Entity, using the exchange rates prevailing at the dates of the transactions (spot exchange rate). Foreign exchange gains and losses resulting from the settlement of such transactions and from the re-measurement of monetary items denominated in foreign currency at period-end exchange rates are recognised in statement of comprehensive income. Non-monetary items are not retranslated at period-end and are measured at historical cost (translated using the exchange rates at the transaction date), except for non-monetary items measured at fair value which are translated using the exchange rates at the date when fair value was determined.
(ii)    Foreign operations
In the consolidated financial statements, all assets, liabilities and transactions of Group Entities with a functional currency other than Sterling are translated into Sterling upon consolidation. The functional currency of the entities in the Group has remained unchanged during the reporting period.
On consolidation, assets and liabilities have been translated into Sterling at the closing rate at the reporting date. Goodwill and fair value adjustments arising on the acquisition of a foreign entity have been treated as assets and liabilities of the foreign entity and translated into Sterling at the closing rate. Income and expenses have been translated into Sterling at the average rate over the reporting period. Exchange differences are charged/credited to other comprehensive income and recognised in the currency translation reserve in equity. On disposal of a foreign operation, the related cumulative translation differences recognised in equity are reclassified to statement of comprehensive income and are recognised as part of the gain or loss on disposal.
Accounting standards are applied on the assumption that the value of money (the unit of measurement) is constant over time. However, when the rate of inflation is no longer negligible, a number of issues arise impacting the true and fair nature of the accounts of entities that prepare their financial statements on a historical cost basis. To address such issues, entities apply IAS 29 Financial Reporting in Hyperinflationary Economies from the beginning of the period in which the existence of hyperinflation is identified. Argentina was considered to be a hyperinflationary economy since July 1, 2018. The Company has recognised the effects of hyperinflation in their financial statements in every subsequent period. The Company also has a subsidiary in Venezuela that is considered a hyperinflationary economy but the functional currency of this company is the U.S. dollar.
Financial instruments	Financial instruments
A financial instrument is any contract that gives rise to a financial asset of one entity and a financial liability or equity instrument of another entity.
(i)    Financial Assets
Initial recognition and measurement
Financial assets are classified, at initial recognition, and subsequently measured at amortised cost, fair value through other comprehensive income (OCI), and fair value through profit or loss.
The classification of financial assets at initial recognition depends on the financial asset’s contractual cash flow characteristics and the Group’s business model for managing them. The Group initially measures a financial asset at its fair value plus, in the case of a financial asset not at fair value through profit or loss, transaction costs. Trade receivables that do not contain a significant financing component or for which the Group has applied the practical expedient are measured at the transaction price determined under IFRS 15.
In order for a financial asset to be classified and measured at amortised cost or fair value through OCI, it needs to give rise to cash flows that are ‘solely payments of principal and interest (SPPI)’ on the principal amount outstanding. This assessment is referred to as the SPPI test and is performed at an instrument level. Financial assets that are not SPPI are classified and measured at fair value through profit or loss, irrespective of the business model.
Subsequent measurement
For purposes of subsequent measurement, financial assets are classified in four categories:
• Financial assets at amortised cost (debt instruments)
• Financial assets at fair value through OCI with recycling of cumulative gains and losses (debt instruments)
• Financial assets designated at fair value through OCI with no recycling of cumulative gains and losses upon derecognition (equity instruments)
• Financial assets at fair value through profit or loss
Financial assets at amortised cost
The Group measures financial assets at amortised cost if both of the following conditions are met:
• The financial asset is held within a business model with the objective to hold financial assets in order to collect contractual cash flows; and
• The contractual terms of the financial asset give rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount outstanding
Financial assets at amortised cost are subsequently measured using the effective interest rate (EIR) method and are subject to impairment. Gains and losses are recognised in profit or loss when the asset is derecognised, modified or impaired. The Group’s financial assets at amortised cost includes cash and cash equivalents, trade and substantially all other receivables.
Financial assets at fair value through OCI (debt instruments)
The Group measures debt instruments at fair value through OCI if both of the following conditions are met:
• The financial asset is held within a business model with the objective of both holding to collect contractual cash flows and selling; and
• The contractual terms of the financial asset give rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount outstanding
For debt instruments at fair value through OCI, interest income, foreign exchange revaluation and impairment losses or reversals are recognised in the profit or loss and computed in the same manner as for financial assets measured at amortised cost. The remaining fair value changes are recognised in OCI. Upon derecognition, the cumulative fair value change recognised in OCI is recycled to profit or loss. The Group don’t hold any financial assets at fair value through OCI.
Financial assets designated at fair value through OCI (equity instruments)
Upon initial recognition, the Group can elect to classify irrevocably its equity investments as equity instruments designated at fair value through OCI when they meet the definition of equity under IAS 32 Financial Instruments: Presentation and are not held for trading. The classification is determined on an instrument-by-instrument basis.
Gains and losses on these financial assets are never recycled to profit or loss. The Group don’t hold any financial assets designated at fair value through OCI.
Financial assets at fair value through profit or loss
Financial assets at fair value through profit or loss include financial assets held for trading, financial assets designated upon initial recognition at fair value through profit or loss, or financial assets mandatorily required to be measured at fair value. Financial assets are classified as held for trading if they are acquired for the purpose of selling or repurchasing in the near term. Derivatives, including separated embedded derivatives, are also classified as held for trading unless they are designated as effective hedging instruments. Financial assets with cash flows that are not solely payments of principal and interest are classified and measured at fair value through profit or loss, irrespective of the business model. Notwithstanding the criteria for debt instruments to be classified at amortised cost or at fair value through OCI, as described above, debt instruments may be designated at fair value through profit or loss on initial recognition if doing so eliminates, or significantly reduces, an accounting mismatch.
Financial assets at fair value through profit or loss are carried in the balance sheet at fair value with net changes in fair value recognised in the statement of comprehensive income. The Group does not currently hold any financial assets at fair value through profit or loss.
Derecognition
A financial asset is primarily derecognised when:
• The rights to receive cash flows from the asset have expired; or
• The Group has transferred its rights to receive cash flows from the asset and either (a) the Group has transferred substantially all the risks and rewards of the asset, or (b) the Group has neither transferred nor retained substantially all the risks and rewards of the asset, but has transferred control of the asset.
(ii)    Financial Liabilities
Initial recognition and measurement
Financial liabilities are classified, at initial recognition, as financial liabilities at fair value through profit or loss, loans and borrowings, payables, or as derivatives designated as hedging instruments in an effective hedge, as appropriate.
All financial liabilities are recognised initially at fair value and, in the case of loans and borrowings and payables, net of directly attributable transaction costs.
The Group’s financial liabilities include trade and other payables and loans and borrowings including bank overdrafts.
Subsequent measurement
The measurement of financial liabilities depends on their classification, as described below:
Financial liabilities at fair value through profit or loss
Financial liabilities at fair value through profit or loss include financial liabilities held for trading and financial liabilities designated upon initial recognition as at fair value through profit or loss.
Financial liabilities are classified as held for trading if they are incurred for the purpose of repurchasing in the near term. This category also includes derivative financial instruments entered into by the Group that are not designated as hedging instruments in hedge relationships as defined by IFRS 9.
Gains or losses on liabilities held for trading are recognised in the statement of profit or loss.
Financial liabilities designated upon initial recognition at fair value through profit or loss are designated at the initial date of recognition, and only if the criteria in IFRS 9 are satisfied. The Group has not designated any financial liability as at fair value through profit or loss.
Loans and borrowings
After initial recognition, interest-bearing loans and borrowings are subsequently measured at amortised cost using the EIR method. Gains and losses are recognised in profit or loss when the liabilities are derecognised as well as through the EIR amortisation process.
Amortised cost is calculated by taking into account any discount or premium on acquisition and fees or costs that are an integral part of the EIR. The EIR amortisation is included as finance costs in the statement of comprehensive income. This category applies to Group’s interest-bearing loans and borrowings.
iii) Offsetting of financial instruments
Financial assets and financial liabilities are offset and the net amount is reported in the consolidated statement of financial position if there is a currently enforceable legal right to offset the recognised amounts and there is an intention to settle on a net basis, to realise the assets and settle the liabilities simultaneously.
iv) Impairment
The Group recognises an allowance for expected credit losses (ECLs) for trade receivables and contract assets. The Group applies the simplified approach available in IFRS 9. The allowance is calculated by reference to credit losses expected to be incurred over the lifetime of the receivable. In estimating a loss allowance we consider historical experience and a forward-looking informed credit assessment relating to customer specific trends and conditions alongside other factors such as the current state of the economy and particular industry issues. We consider reasonable and supportable information that is relevant and available without undue cost or effort. Certain balances, where there was an objective evidence of credit impairment, have been provided for on an individual basis.
Property, plant and equipment	Property, plant and equipment
(i)    Recognition and measurement
Items of property, plant and equipment are measured at cost less accumulated depreciation and accumulated impairment losses. Cost includes expenditure that is directly attributable to the acquisition of the asset. The cost of an item of property, plant and equipment comprises:
(a) its purchase price, including import duties and non-refundable purchase taxes, after deducting trade discounts and rebates;
(b) any costs directly attributable to bringing the asset to the location and condition necessary for it to be capable of operating in the manner intended by management; and
(c) the initial estimate of the costs of dismantling and removing the item and restoring the site on which it is located, the obligation for which an entity incurs either when the item is acquired or as a consequence of having used the item during a particular period for purposes other than to produce inventories during that period.
When parts of an item of property, plant and equipment have different useful lives, they are accounted for as separate items.
Any gain or loss on disposal of an item of property, plant and equipment (calculated as the difference between net proceeds from disposal and the carrying amount of the item) is recognised in the statement of comprehensive income.
(ii)    Subsequent costs
Subsequent expenditure is capitalised only when it is probable that future economic benefits associated with the expenditure will flow to the Group. Ongoing repairs and maintenance are expensed as incurred.
(iii)    Depreciation
Items of property, plant and equipment are depreciated on a straight-line basis in profit or loss over the estimated useful lives of each component. Leased assets are depreciated over the shorter of the leased term and their useful lives unless it is reasonably certain that the Group will obtain ownership by the end of the leased term. Land is not depreciated.
Items of property, plant and equipment are depreciated from the date they are installed and are ready for use, or in respect of internally constructed assets, from the date that the asset is completed and ready for use.
Depreciation is calculated so as to write off the cost of an asset, less its estimated residual value, over the useful economic life of that asset as follows:

Computers and equipment	3 - 5 years
Fixtures and fittings	5 years
Leasehold improvement fittings	Over the lease term
Depreciation methods, useful lives and residual values are reviewed at each reporting date and adjusted if appropriate.

Intangible assets and goodwill	Intangible assets and goodwill
(i)    Goodwill
Goodwill represents the excess of the aggregate purchase price paid over the fair value of the net assets acquired in our business combinations. Goodwill is not amortised and is tested for impairment at least annually or whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Intangible assets generated by new acquisitions are separately assessed for impairment in the year in which the acquisition occurred and are assessed on a consolidated basis with all other acquired intangible assets beginning in the year following the acquisition.
Events or changes in circumstances that could trigger an impairment review include a significant adverse change in business climate, an adverse action or assessment by a regulator, unanticipated competition, a loss of key personnel, significant changes in the manner of the Group’s use of the acquired assets or the strategy for the Group’s overall business, significant negative industry or economic trends, or significant underperformance relative to expected historical or projected future results of operations.
If the fair value of the reporting unit is less than book value, the carrying amount of the goodwill is compared to its recoverable amount. The estimate of recoverable amount may require valuations of certain internally generated and unrecognised intangible assets. If the carrying amount of goodwill exceeds the recoverable amount of that goodwill, an impairment loss is recognised in an amount equal to the excess. The Group tests for goodwill impairment on 30 June of each year.
(ii)    Other intangible assets
Other intangible assets that are acquired by the Group and have finite useful lives are measured at cost less accumulated amortisation and accumulated impairment losses.
Other intangible assets that are acquired by the Group in a business combination and have finite useful lives are measured at fair value at acquisition date less accumulated amortisation and accumulated impairment losses.
(iii) Internally-generated intangible assets
Intangible assets arising from development are recognised if, and only if, all the following have been demonstrated:
- the technical feasibility of completing the intangible asset so that it will be available for use or sale;
- the intention to complete the intangible asset and use or sell it;
- the ability to use or sell the intangible asset;
- how the intangible asset will generate probable future economic benefits;
- the ability of adequate technical, financial and other resources to complete the development and to use or sell the intangible asset, and
- the ability to measure reliably the expenditure attributable to the intangible asset during its development.
The amount initially recognised for internally-generated assets is the sum of expenditure incurred from the date when the intangible asset first meets the recognition criteria listed above. Where no internally-generated intangible asset can be recognised, development expenditure is recognised in profit or loss in the period in which it is incurred. Subsequent to initial recognition, intangible assets are reported at cost less accumulated amortisation and accumulated impairment losses, on the same basis as intangible assets that are acquired separately.
(iv)    Subsequent expenditure
Subsequent expenditure is only capitalised when it increases the future economic benefits embodied in the specific asset to which is relates. All other expenditure, including expenditure on internally generated goodwill and brands, is recognised in the statement of comprehensive income as incurred.
(v)    Amortisation
Except for goodwill, intangible assets are amortised on a straight-line basis in the statement of comprehensive income over their estimated useful lives, from the date they are available for use.

Client relationship	1 - 10 years
Trade name	5 years
Supplier relationships	5 years
Non-compete agreement	3 years
Computer software	3 - 5 years
Licences	Shorter of licence period and up to 3 years
Software - own work capitalised	3 - 5 years

Lease agreements	Lease agreements
    The Group assesses whether a contract is, or contains, a lease at the inception of a contract. A contract is, or contains, a lease if the contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration. To assess whether a contract conveys the right to control the use of an identified asset, the Group uses the definition of a lease in IFRS 16.
The Group as a lessee
    The Group recognises a right-of-use asset and a lease liability at the lease commencement date with respect to all lease arrangements except for short-term leases (leases with a lease term of 12 months or less) and leases of low value assets. For these leases, the lease payments are recognised as an operating expense on a straight-line basis over the term of the lease.
    As the majority of the Group’s lease portfolio relates to property leases of offices and delivery centres, the Group has elected not to separate non-lease components and therefore accounts for the lease and non-lease component as a single lease component.
    Right-of-use assets are initially measured at cost, comprising the initial amount of the corresponding lease liability, adjusted for any lease payments made at or before the commencement date, plus any initial direct costs incurred, and an estimate of costs to dismantle and remove the underlying asset or to restore the underlying asset or the site on which it is located, less any lease incentives received.
    Right-of-use assets are subsequently depreciated using the straight-line method from the commencement date to the end of the lease term, unless the lease transfers ownership of the underlying asset to the Group by the end of the lease term or the cost of the right-of-use asset reflects that the Group will exercise a purchase option. In that case, the right-of-use asset will be depreciated over the useful life of the underlying asset, which is determined on the same basis as those of property and equipment. In addition, right-of-use assets are adjusted for any remeasurement of lease liabilities. Right-of-use assets are reviewed for impairment when events or changes in circumstances indicate the carrying value may not be fully recoverable.
    Lease liabilities are initially measured at the present value of the lease payments that are due over the lease term, which have not been paid at the commencement date, discounted using the interest rate implicit in the lease or, if that rate cannot be readily determined, the incremental borrowing rate applicable to each lease. This is the rate that the Group would have to pay for a loan of a similar term, and with a similar security, to obtain an asset of a similar value.
    The Group calculates the incremental borrowing rate applicable to each lease by obtaining information from various external sources in relation to interest rates and credit risk and makes certain adjustments to reflect the terms of the lease, the type of asset leased, the country and currency of the lease.
    Lease payments included in the measurement of the lease liability comprise the following:
•fixed payments, including in-substance fixed payments, less any lease incentives receivable;
•variable lease payments that depend on an index or a rate, initially measured using the index or rate as at the commencement date;
•amounts expected to be paid under residual value guarantees;
•the exercise price of any purchase options that are reasonably certain to be exercised;
•payments due over optional renewal periods that are reasonably certain to be exercised; and
•penalties for early termination of a lease where we are reasonably certain to terminate early.
    Any variable lease payments that do not depend on an index or a rate are recognised as an expense in the period in which the event or condition that triggers the payment occurs.
    Lease liabilities are subsequently measured at amortised cost using the effective interest method. Lease liabilities are remeasured if there is a modification, a change in future lease payments due to a renegotiation or market rent review or a change of an index or rate, or the amount expected to be payable under a residual guarantee, or if we change our assessment of whether we will exercise a purchase, renewal or termination option. When a lease liability is remeasured, a corresponding adjustment is made to the related right-of-use asset.
    The Group determines the lease term as the non-cancellable term of the lease, together with any periods covered by an option to extend the lease if it is reasonably certain to be exercised, or any periods covered by an option to terminate the lease, if it is reasonably certain not to be exercised.
    The Group presents right-of-use assets and lease liabilities as separate line items on the face of the balance sheet.
The Group has applied Amendment to IFRS 16: COVID-19 Related Rent Concessions. The Group applies the practical expedient allowing it not to assess whether eligible rent concessions that are a direct consequence of the COVID-19 pandemic are lease modifications. The Group applies the practical expedient consistently to contracts with similar characteristics and in similar circumstances. For rent concessions in leases to which the Group chooses not to apply the practical expedient, the Group assesses whether there is a lease modification. The Group has not received any material rent concessions during the current or prior year.
The Group as a lessor
    When the Group acts as a lessor, it determines at lease inception whether each lease is a finance lease or an operating lease. To classify each lease, the Group makes an overall assessment of whether the lease transfers substantially all of the risks and rewards incidental to ownership of the underlying asset. If this is the case, then the lease is a finance lease; if not then it is an operating lease. As part of this assessment, the Group considers certain indicators such as whether the lease is for the major part of the economic life of the asset.
    When the Group is an intermediate lessor, the head-lease and sub-lease are accounted for as two separate contracts. The head lease is accounted for as per the lessee policy above. The sub-lease is classified as a finance lease or operating lease by reference to the right-of-use asset arising from the head lease. Where the lease transfers substantially all the risks and rewards of ownership to the lessee the contract is classified as a finance lease; all other leases are classified as operating leases. If an arrangement contains lease and non-lease components, the Group applies IFRS 15 to allocate the consideration in the contract.
    Rental income from operating leases is recognised on a straight-line basis over the term of the relevant lease. Amounts due from lessees under finance sub-leases are recognised as receivables at the amount of the Group’s net investment in the leases, discounted using the interest rate implicit in the lease or, if that rate cannot be readily determined, the discount rate used in the head lease.

Impairment	Impairment
(i)    Non-financial assets
The carrying amounts of the Group’s non-financial assets, other than deferred tax assets, are reviewed at each reporting period to determine whether there is any indication of impairment. Goodwill and indefinite-lived intangible assets are tested at least annually for impairment.
For impairment assessment purposes, non-financial assets are grouped at the lowest levels for which there are largely independent cash inflows (cash generating units). As a result, some assets are tested individually for impairment and some are tested at cash-generating unit level. Goodwill is allocated to those cash-generating units that are expected to benefit from synergies of the related business combination and represent the lowest level within the Group at which management monitors goodwill.
Cash-generating units to which goodwill has been allocated (determined by the Group’s management as equivalent to its operating segments) are tested for impairment at least annually. All other individual assets or cash-generating units are tested for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. An impairment loss is recognised for the amount by which the asset or cash-generating unit’s carrying amount exceeds its recoverable amount, which is the higher of fair value less costs to sell and value-in use.
To determine the value-in-use, management estimates expected future cash flows from each cash generating unit and determines a suitable discount rate in order to calculate the present value of those cash flows. The data used for impairment testing procedures are directly linked to the Group’s latest approved budget, adjusted as necessary to exclude the effects of future reorganisations and asset enhancements. Discount factors are determined individually for each cash-generating unit and reflect management’s assessment of respective risk profiles, such as market and asset-specific risks factors. Impairment losses for cash-generating units reduce first the carrying amount of any goodwill allocated to that cash-generating unit. Any remaining impairment loss is charged pro rata to the other assets in the cash-generating unit. With the exception of goodwill, all assets are subsequently reassessed for indications that an impairment loss previously recognised may no longer exist. An impairment charge is reversed if the cash-generating unit’s recoverable amount exceeds its carrying amount.
(ii)    Non-derivative financial assets
A financial asset not classified as at fair value to profit and loss is assessed at each reporting date to determine whether there is objective evidence that it is impaired. A financial asset is impaired if there is objective evidence of impairment as a result of one or more events that occurred after the initial recognition of the asset, and that loss event(s) had an impact on the estimated future cash flows of the asset that can be estimated reliably.
Objective evidence that financial assets are impaired includes default or delinquency by a debtor, restructuring of an amount due to the Group on terms that the Group would not consider otherwise, indications that a debtor or issuer will enter bankruptcy, adverse changes in the payment status of borrowers or issuers, economic conditions that correlate with defaults or the disappearance of an active market for a security. In addition, for an investment in an equity security, a significant or prolonged decline in its fair value below its cost is objective evidence of impairment.

Employee benefits	Employee benefits
(i)    Termination benefits
Termination benefits are recognised as an expense when the Group is demonstrably committed, without realistic probability of withdrawal, to a formal detailed plan to either terminate employment before retirement date, or to provide termination benefits as a result of an offer made to encourage voluntary redundancy. Termination benefits of voluntary redundancies are recognised as an expense if the Group has made an offer to voluntary redundancy, it is probable that the offer will be accepted, and the number of acceptances can be estimated reliably. If the benefits are payable more than 12 months after the reporting date, then they are discounted to their present value.
(ii)    Short-term employee benefits
Short-term employee benefit obligations are measured at an undiscounted basis and are expensed as the related service is provided. A liability is recognised for the amount expected to be paid under short-term cash bonus or profit-sharing plans if the Group has a present legal or constructive obligation to pay this amount as a result of past service provided by the employee, and the obligation can be estimated reliably.
The Group operates a defined contribution pension scheme for employees. The assets of the scheme are held separately from those of the Group. The annual contributions payable are charged to the statement of comprehensive income.
(iii)    Employee benefit trust
All assets and liabilities of the Endava Limited Guernsey Employee Benefit Trust (the “EBT”) have been consolidated in the consolidated financial statements as the Group has de facto control over the EBT’s net assets. Any assets held by the EBT cease to be recognised on the Consolidated Balance Sheet when the assets vest unconditionally in identified beneficiaries.
The costs of purchasing own shares held by the EBT are shown as a deduction against equity of the Group. The proceeds from the sale of own shares held by the EBT increases shareholders’ funds. Neither the purchase nor sale of own shares leads to a gain or loss being recognised in the Group’s statement of comprehensive income.
(iv)    Employee share schemes and share based payments
The Group issues equity settled share options to its employees. The payments are measured at fair value at date of grant. The fair value of the share options issued is expensed to the statement of comprehensive income account on a straight line basis over the vesting period, based on the Group's estimate of the number of options that will eventually vest, updated at each balance sheet date.
Revenue	Revenue
The Group generates revenue primarily from the provision of its services and recognise revenue in accordance with IFRS 15 – “Revenue from Contracts with Customers.” Revenue is measured at fair value of the consideration received, excluding discounts, rebates and taxes.

The Group’s services are generally performed under time-and-material based contracts (where materials consist of travel and out-of-pocket expenses) and fixed-price contracts. The vast majority of our contracts are relatively short term in nature and have a single performance obligation.

Under time-and-materials based contracts, the Group charges for services based on daily or hourly rates and bills and collects monthly in arrears. The Company applies the practical expedient and revenue from time-and-materials contracts is recognised based on the right to invoice for services performed, with the corresponding cost of providing those services reflected as cost of sales when incurred.

Under fixed-price contracts, the Group bills and collects periodically throughout the period of performance. Where the Group has an enforceable right to payment for performance to date, revenue is recognised as services are rendered using the input method based on costs incurred as a proportion of total costs expected to be incurred. This method of measuring progress faithfully depicts the transfer of the development services to the customer, as substantially all of these costs are the costs of Endava staff performing the work. In estimating the total cost to fully complete the development work, we consider our history with similar projects. In limited instances where final acceptance of a milestone deliverable is specified by the client and there is risk or uncertainty of acceptance, revenue is deferred until all acceptance criteria have been met and is recognised using the output method. For multi-year contracts, any deferral of revenue recognition does not generally span more than one accounting period.

In addition to provision of IT services priced as either time-and-material or fixed price contracts, a small portion of our revenue is generated from managed service contracts, which can include components of both time-and-material and fixed price. Under managed service contracts, the Group typically bills and collects upon executing the applicable contract and typically recognises revenue over the service period, based on the unit pricing defined.

Variable consideration usually takes the form of volume-based discounts, service level credits, price concessions or incentives. Determining the estimated amount of such variable consideration involves assumptions and judgment that can have an impact on the amount of revenues reported.

The Group accounts for a contract when it has approval and commitment from both parties, the rights of the parties are identified, payment terms are identified, the contract has commercial substance and collectability of consideration is probable. The Group identifies its distinct performance obligations under each contract. A performance obligation is a promise in a contract to transfer a distinct product or service to the customer. The transaction price is the amount of consideration to which the Group expects to be entitled in exchange for transferring products or services to a customer. With respect to all types of contracts, revenue is only recognised when the performance obligations are satisfied and the control of the services is transferred to the customer, either over time or at a point in time, at an amount that reflects the consideration to which the Group expects to be entitled in exchange for those services. The Group considers the majority of its contracts to have a single performance obligation. In cases in which there are other promises in the contract, a separate price allocation is done based on relative stand alone selling prices. Anticipated profit margins on contracts are reviewed monthly by the Group and, should it be deemed probable that a contract will be unprofitable, any foreseeable loss would be immediately recognised in full and provision would be made to cover the lower of the projected loss from fulfilling the contact and the cost of exiting the contract. The Group has not currently recognised any provision for loss making contracts.
Government grants	Government grants
Government grants are assistance by government in the form of transfers of resources to the Group in return for past or future compliance with certain conditions relating to the operating activities of the Group. They exclude those forms of government assistance that cannot reasonably have a value placed upon them and transactions with government that cannot be distinguished from the normal trading transactions of the entity. Government grants are accounted for using the income approach under which they are recognised in the statement of comprehensive income on a systematic basis over the periods in which the Group recognises as expenses the related costs for which the grants are intended to compensate.
The Group has been granted government grants mainly for job creation and training in some European countries where delivery units are located. The grants received are not under complex fulfillment conditions and involve job creation and retention and provision of training services as per the agreements. During the reporting period, the Group received £0.1 million (2021: £0.2 million) from contracted government grants and there were no amounts repaid due to unfulfillment of conditions. The Group considers the risk of any material derecognition of grant income due to unfulfillment of conditions to be remote.
Following IAS 20 presentation options, the Group presents the grant related to income as a deduction from the related expense.
Finance income and finance expense	Finance income and finance expenseFinance expense consists primarily of interest expense on borrowings and leases, running costs related to the Company’s revolving credit facility and unwinding of the discount on acquisition holdbacks and contingent consideration. Borrowing costs that are not directly attributable to the acquisition, construction or production of a qualifying asset are recognised in the statement of comprehensive income using the effective interest method. Finance income consists of interest income on funds invested. Interest income is recognised as it accrues in the statement of comprehensive income, using the effective interest method. Finance income and finance costs also reflect the net effect of realised and unrealised foreign currency exchange gains and losses.
Income taxes	Income taxes
Tax expense recognised in the statement of comprehensive income comprises the sum of deferred tax and current tax not recognised in other comprehensive income or directly in equity.
Current income tax assets and/or liabilities comprise those obligations to, or claims from, fiscal authorities relating to the current or prior reporting periods, that are unpaid at the reporting date. Current tax is payable on taxable profit, which differs from profit or loss in the financial statements. Calculation of current tax is based on tax rates and tax laws that have been enacted or substantively enacted by the end of the reporting period.
Amounts receivable in respect of research and development tax credits are recognised in the financial statements in the year in which the related expenditure was incurred, provided there is sufficient evidence that these amounts are recoverable. These credits, which are credited as an offset to cost of sales, are based on a fixed percentage of the cost of work that is directed and supervised from the United Kingdom, and achieves an advance in technology that was uncertain at the outset of the work. The amounts are recognised within cost of sales in the Group statement of comprehensive income, because they relate to innovations that the Group develops for its contract customers from which the Group earns revenue.
Deferred income taxes are calculated using the liability method on temporary differences between the carrying amounts of assets and liabilities and their tax bases. However, deferred tax is not provided on the initial recognition of goodwill, or on the initial recognition of an asset or liability unless the related transaction is a business combination or affects tax or accounting profit. Deferred tax on temporary differences associated with investments in subsidiaries is not provided if reversal of these temporary differences can be controlled by the Group and it is probable that reversal will not occur in the foreseeable future.
Deferred tax assets and liabilities are calculated, without discounting, at tax rates that are expected to apply to their respective periods of realisation, provided they are enacted or substantively enacted by the end of the reporting period. Deferred tax assets are recognised to the extent that it is probable that they will be able to be utilised against future taxable income, based on the Group’s forecast of future operating results which is adjusted for significant non-taxable income and expenses and specific limits to the use of any unused tax loss or credit. Deferred tax liabilities are always provided for in full.
Deferred tax assets and liabilities are offset only when the Group has a right and intention to set off current tax assets and liabilities from the same taxation authority.
Changes in deferred tax assets or liabilities are recognised as a component of tax income or expense in the statement of comprehensive income, except where they relate to items that are recognised in other comprehensive income or directly in equity, in which case the related deferred tax is also recognised in other comprehensive income or equity, respectively.

Cash and cash equivalents	Cash and cash equivalentsCash and cash equivalents comprise cash on hand and demand deposits, together with other short-term, highly liquid investments that are readily convertible into known amounts of cash and that are subject to an insignificant risk of changes in value.
Equity, reserves and dividend payments	Equity, reserves and dividend payments
Share capital represents the nominal value of shares that have been issued.
Share premium includes any premiums received on issue of share capital. Any transaction costs associated with the issuing of shares are deducted from share premium, net of any related income tax benefits.
Other components of equity include the following:
•Translation reserve comprises foreign currency translation differences arising from the translation of financial statements of the group’s foreign entities into Sterling;
•Capital redemption reserve is created to maintain the statutory capital maintenance requirements of the Companies Act 2006;
•Merger relief reserve balance represents the fair value of the consideration given in excess of the nominal value of the ordinary shares issued in a business combination; and
•Retained earnings include all current and prior period retained profits.
All transactions with equity shareholders of the Company are recorded separately within equity. Dividend distributions payable to equity shareholders of the Company are included in other liabilities when the dividends have been approved in a general meeting prior to the reporting date.
Investment in own shares represents shares held by the EBT.
The Group presents basic and diluted earnings per share (“EPS”) data for its ordinary shares. Basic EPS is calculated by dividing the profit or loss attributable to ordinary shareholders of the Company by the weighted average number of ordinary shares outstanding during the year. Diluted EPS is determined by dividing the profit or loss attributable to equity holders of the Company, adjusted by fair value movement of financial liabilities and the weighted average number of ordinary shares outstanding for the effects of all dilutive potential ordinary shares, which include awards under share award schemes and share options granted to employees.